UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05986

T. Rowe Price Index Trust, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

December 31, 2022
Annual Report
T. ROWE PRICE
Equity Market Index Funds
For more insights from T. Rowe Price investment professionals, go to
troweprice.com .

T. ROWE PRICE Equity Market Index Funds
HIGHLIGHTS
Each of the three Equity Market Index Funds produced negative returns in 2022 but closely tracked their respective benchmarks.
Most sectors of the U.S. stock market produced negative returns during the
12-month period. Equities plunged as Russia’s assault on Ukraine, surging commodity prices, elevated inflation, and rising interest rates weighed heavily on the economy and financial markets.
Using full replication and sampling strategies, we kept the composition and other attributes of the index funds similar to those of their benchmarks.
The trajectories of the economy, corporate earnings, and interest rates are unpredictable, and investor sentiment toward the broad market and various market segments could change without warning. Our main task, however, is to use full replication or sampling strategies so that the Equity Market Index Funds are structured like major U.S. equity indexes and closely track their performance.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE Equity Market Index Funds
Market Commentary

Dear Shareholder
Nearly all major global stock and bond indexes fell sharply in 2022, as investors contended with persistently high inflation, tightening financial conditions, and slowing economic and corporate earnings growth.
Double-digit losses were common in equity markets around the world, and bond investors also faced a historically tough environment amid a sharp rise in interest rates. Value shares declined but outperformed growth stocks by a considerable margin as equity investors turned risk averse and as rising rates put downward pressure on growth stock valuations. Emerging markets stocks generally underperformed shares in developed markets. Meanwhile, the U.S.
dollar strengthened versus most currencies during the period, which weighed on returns for U.S. investors in international securities.
Within the S&P 500 Index, energy was a rare bright spot, gaining more than
60% as oil prices jumped in response to Russia’s invasion of Ukraine and concerns over commodity supply shortages. Defensive shares, such as utilities, consumer staples, and health care, held up relatively well and finished the year with roughly flat returns. Conversely, communication services, consumer discretionary, and information technology shares suffered the largest declines.
Elevated inflation remained a leading concern for investors throughout the period, although there were signs that price increases were moderating by year-
end. November’s consumer price index data showed headline inflation rising
7.1% on a 12-month basis, the lowest level since December 2021 but still well above the Federal Reserve’s 2% long-term target.
In response to the high inflation readings, global central banks tightened monetary policy, and investors focused on communications from central bank officials on how high rates would have to go. The Fed, which at the end of
2021 had forecast that it would only need to raise interest rates 0.75 percentage point in all of 2022, raised its short-term lending benchmark from near zero in March to a target range of 4.25% to 4.50% by December and indicated that additional hikes are likely.
Bond yields increased considerably across the U.S. Treasury yield curve as the Fed tightened monetary policy, with the yield on the benchmark 10-year
U.S. Treasury note climbing from 1.52% at the start of the period to 3.88% at the end of the year. Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity Treasuries experienced the largest yield increases. The

T. ROWE PRICE Equity Market Index Funds

sharp increase in yields led to historically weak results across the fixed income market, with the Bloomberg U.S. Aggregate Bond Index delivering its worst year on record. (Bond prices and yields move in opposite directions.)
As the period came to an end, the economic backdrop appeared mixed.
Although manufacturing gauges have drifted toward contraction levels, the U.S.
jobs market remained resilient, and corporate and household balance sheets appeared strong. Meanwhile, the housing market has weakened amid rising mortgage rates.
The past year has been a trying time for investors as few sectors remained untouched by the broad headwinds that markets faced, and volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, there continue to be opportunities for selective investors focused on fundamentals. Valuations in most global equity markets have improved markedly, although U.S. equities still appear relatively expensive by historical standards, while bond yields have reached some of the most attractive levels since the 2008 global financial crisis.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE Equity Market Index Funds
Management’s Discussion of Fund Performance

EQUITY INDEX 500 FUND
INVESTMENT OBJECTIVE
The fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Equity Index 500 Fund returned -18.28% versus -18.11% for its benchmark, the S&P 500 Index. The fund’s performance tends to slightly lag that of the index due to operating and management expenses. (Performance for the fund’s I Class and Z Class shares will vary due to different fee structures.
Past performance cannot guarantee future results .)
What factors influenced the
fund’s performance?
Most sectors in the S&P 500
Index produced negative
returns in 2022. Large-
cap U.S. stocks plunged as
Russia’s assault on Ukraine,
surging commodity prices,
elevated inflation, and rising
interest rates weighed heavily
on the economy and financial
markets. By the summer of 2022, the S&P 500 Index and several other equity indexes entered “bear market” territory, meaning that they had fallen at least
20% from their recent highs.
Within our portfolio, information technology stocks detracted the most in absolute terms. Software, semiconductors, and hardware companies were among the worst performers in the portfolio, with bellwethers Microsoft,
NVIDIA, and Apple being particularly weak. Shares of these tech giants fell with other technology names, as the sector was hit by fears that supply chain issues and inflationary pressures would slow demand. Also, rising interest rates tend to hurt growth stocks by reducing the present value of their future profits.
(Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/22 6 Months 12 Months
Equity Index 500 Fund –
.
2.20% -18.28%
Equity Index 500 Fund–
.
I  Class 2.29 -18.15
Equity Index 500 Fund–
.
Z  Class 2.31 -18.11
S&P 500 Index 2.31 -18.11

T. ROWE PRICE Equity Market Index Funds

The consumer discretionary sector also exhibited negative returns. The automobiles segment detracted the most from absolute results, as leading electric automobile maker Tesla tumbled during the year. The stock sank amid a number of negative data points, including continued controversy surrounding Chief Executive Officer Elon Musk’s acquisition of Twitter, reports of fatal crashes involving the company’s Model 3 autopilot feature, and concerns that macro pressures from higher financing rates and a weaker consumer could hamper demand in the near term. The internet and direct marketing segment also lagged. Shares of Amazon.com fell sharply on a series of disappointing earnings results, with the firm struggling to combat slowing growth and over-staffing as pandemic-driven demand receded. Near the end of the year, the company projected that fourth-quarter sales would be well below analysts’ expectations.
Conversely, energy shares
surged for the 12-month
period. Energy companies
were by far the top
contributors in our portfolio,
led by ExxonMobil and
Chevron. Many large oil
companies reported record
profits during the first
quarter of 2022, as many
countries decided to find
alternatives to Russian energy
exports, resulting in higher
oil, gasoline, and natural
gas prices. Oil companies
ConocoPhillips, Marathon
Petroleum, and Occidental
Petroleum also contributed
to our results, while energy
equipment and services
company Schlumberger
added value to a lesser extent.
The health care sector exhibited mostly flat returns during the 12-month period. The pharmaceuticals segment performed best, with Merck and Eli
Lilly being the top performers. Biotechnology names also contributed to results, with our position in AbbVie being particularly strong. Conversely, health care equipment and supplies companies weighed on results, with Abbott
Laboratories and Medtronic being especially weak.
SECTOR DIVERSIFICATION
Periods Ended 6/30/22 12/31/22
Information Technology 26.6% 25.5%
Health Care 15.1  15.8
Financials 10.8  11.5
Consumer Discretionary 10.5  9.7
Industrials and Business
Services 7.9  8.9
Communication Services 8.8  7.3
Consumer Staples 7.0  7.1
Energy 4.3  5.2
Utilities 3.1  3.2
Materials 2.6  2.7
Real Estate 2.9  2.7
Other and Reserves 0.4  0.4
Total 100.0% 100.0%
Historical weightings reflect current industry/sector
classifications.

T. ROWE PRICE Equity Market Index Funds

TOTAL EQUITY MARKET INDEX FUND
INVESTMENT OBJECTIVE
The fund seeks to match the performance of the entire U.S. stock market.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Total Equity Market Index Fund returned -19.61% versus -19.53% for its benchmark, the S&P Total Market Index. Fund performance tends to slightly lag that of the index due to operating and management expenses. ( Past performance cannot guarantee future results .)
What factors influenced the
fund’s performance?
Within our portfolio,
information technology
stocks detracted the most
in absolute terms. Software,
semiconductors, and
hardware companies were
among the worst performers in the portfolio, with bellwethers Microsoft,
NVIDIA, and Apple being particularly weak. Shares of these tech giants fell with other technology names, as the sector was hit by fears that supply chain issues and inflationary pressures would slow demand. Also, rising interest rates tend to hurt growth stocks by reducing the present value of their future profits.
(Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
The consumer discretionary sector also exhibited negative returns. The automobiles segment detracted the most from absolute results, as leading electric automobile maker Tesla tumbled during the year. The stock sank amid a number of negative data points, including continued controversy surrounding Chief Executive Officer Elon Musk’s acquisition of Twitter, reports of fatal crashes involving the company’s Model 3 autopilot feature, and concerns that macro pressures from higher financing rates and a weaker consumer could hamper demand in the near term. The internet and direct marketing segment also lagged. Shares of Amazon.com fell sharply on a series of disappointing earnings results, with the firm struggling to combat slowing growth and over-staffing as pandemic-driven demand receded. Near the end of the year, the company projected that fourth-quarter sales would be well below analysts’ expectations.
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/22 6 Months 12 Months
Total Equity Market Index
Fund –
.
2.22% -19.61%
S&P Total Market Index 2.29 -19.53

T. ROWE PRICE Equity Market Index Funds

The utilities sector, one of the smallest in the index and the portfolio, exhibited flat returns during the 12-month period. Utilities stocks, which tend to have above-average dividend yields, often behave like bonds in response to interest rate movements. However, during times of economic uncertainty, investors often favor utilities because their businesses tend to be stable. Within the sector, multi-utility companies performed worst, with Dominion Energy being the primary laggard. On the other hand, electric utilities companies mildly contributed to portfolio results, with Constellation Energy being the top contributor.
Conversely, energy shares
surged for the 12-month
period. Energy companies
were by far the top
contributors in our portfolio,
led by ExxonMobil and
Chevron. Many large oil
companies reported record
profits during the first
quarter of 2022, as many
countries decided to find
alternatives to Russian energy
exports, resulting in higher
oil, gasoline, and natural
gas prices. Oil companies
ConocoPhillips, Marathon
Petroleum, and Occidental
Petroleum also contributed
to our results, while energy
equipment and services
company Schlumberger
added value to a lesser extent.
SECTOR DIVERSIFICATION
Periods Ended 6/30/22 12/31/22
Information Technology 25.5% 24.3%
Health Care 14.8  15.5
Financials 11.5  12.3
Consumer Discretionary 10.5  9.8
Industrials and Business
Services 8.9  9.8
Communication Services 8.1  6.8
Consumer Staples 6.3  6.6
Energy 4.3  5.1
Real Estate 3.6  3.2
Utilities 3.0  3.0
Materials 2.9  3.1
Other and Reserves 0.6  0.5
Total 100.0% 100.0%
Historical weightings reflect current industry/sector
classifications.

T. ROWE PRICE Equity Market Index Funds

EXTENDED EQUITY MARKET INDEX FUND
INVESTMENT OBJECTIVE
The fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization U.S. stocks.
FUND COMMENTARY
How did the fund perform in the past 12 months?
Small- and mid-cap U.S. stocks produced negative returns in 2022. The
Extended Equity Market Index Fund returned -26.00% versus -26.54% for its benchmark, the S&P Completion Index. It is unusual for the fund to outperform the index; the fund usually lags the benchmark slightly due to operating and management expenses. ( Past performance cannot guarantee future results .)
What factors influenced the
fund’s performance?
Within our portfolio,
information technology (IT)
stocks detracted the most in
absolute terms. Software, IT
services, and semiconductor
companies were among
the worst performers in the portfolio, with Datadog, Snowflake, and Marvell
Technology being particularly weak. Shares of these companies fell with other technology names, as the sector was hit by fears that supply chain issues and inflationary pressures would slow demand. Also, rising interest rates tend to hurt growth stocks by reducing the present value of their future profits. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
The consumer discretionary sector also exhibited negative returns, as the specialty retail segment performed worst. Shares of Carvana, which operates an online retail platform for used cars, declined following an earnings report that fell significantly short of expectations. The company is experiencing various headwinds, including pandemic-related labor shortages and severe weather on the supply side as well as slowing demand amid elevated used car prices and rising interest rates. Investors were also discouraged by Carvana’s withdrawal of forward guidance for the remainder of the year. The hotel, restaurant, and leisure segment also lagged, as Airbnb struggled.
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/22 6 Months 12 Months
Extended Equity Market
Index Fund –
.
2.42% -26.00%
S&P Completion Index 2.16 -26.54

T. ROWE PRICE Equity Market Index Funds

The utilities sector, one of the smallest in the index and the portfolio, exhibited flat returns during the 12-month period. Utilities stocks, which tend to have above-average dividend yields, often behave like bonds in response to interest rate movements. However, during times of economic uncertainty, investors often favor utilities because their businesses tend to be stable. Within the sector, independent power and renewable electricity producers were the weakest performers, with Sunnova Energy International being the primary laggard. On the other hand, multi-utilities companies contributed to portfolio performance, with Unitil performing best.
Conversely, energy shares
advanced for the 12-month
period. Energy companies
were the top performers
in our portfolio, led by
Cheniere Energy and Texas
Pacific Land, which receives
royalties from oil extracted
and water resources used by
exploration and production
companies on its land in
the Permian Basin. Many
oil companies reported
strong profits during the first
quarter of 2022, as many
countries decided to find
alternatives to Russian energy
exports, resulting in higher
oil, gasoline, and natural
gas prices. Oil companies
EQT and Murphy Oil also
contributed to our results,
while energy equipment and services companies TechnipFMC—a provider of subsea oil services—and NOV added value to a lesser extent.
How are the Equity Market Index Funds positioned?
The Equity Market Index Funds, which tend to closely track their benchmarks, offer broad exposure to different sectors of the U.S. stock market, and each fund’s sector allocations are consistent with those of its benchmark. As such, changes in each portfolio’s sector diversification and other overall characteristics reflect changes in the composition of the indexes, rather than strategic shifts that are typical of an actively managed fund. Since the portfolios
SECTOR DIVERSIFICATION
Periods Ended 6/30/22 12/31/22
Information Technology 19.7% 18.0%
Financials 15.9  15.8
Industrials and Business
Services 14.3  15.8
Health Care 13.3  13.8
Consumer Discretionary 10.5  11.2
Real Estate 7.6  6.5
Energy 4.5  4.9
Materials 4.3  4.3
Communication Services 3.8  3.8
Consumer Staples 3.0  3.1
Utilities 2.6  2.2
Other and Reserves 0.5  0.6
Total 100.0% 100.0%
Historical weightings reflect current industry/sector
classifications.

T. ROWE PRICE Equity Market Index Funds

are designed to track their indexes, they do not have the flexibility to shift assets toward stocks or sectors that are rising or away from those that are declining. The funds’ expenses are generally low, which allows investors to retain more of their returns.
As a reminder, the Equity Market Index Funds are designed for investors who want to harness the potential for long-term capital appreciation from broad exposure to large-cap U.S. stocks, the entire U.S. stock market, or small- and mid-cap U.S. stocks. The portfolios could serve as core holdings in an investor’s portfolio, as they offer attributes that many investors will find appealing. The portfolios intend to be diversified in approximately the same proportion as the indexes they track are diversified. (Diversification cannot assure a profit or protect against loss in a declining market.)
The Equity Index 500 Fund uses a full replication strategy, which involves investing substantially all of its assets in all of the stocks in the S&P 500
Index. The fund seeks to maintain holdings of each stock in proportion to its weight in the index. The Total Equity Market Index Fund and the Extended
Equity Market Index Fund use a sampling strategy, which involves investing substantially all of their assets in a group of stocks representative of the sector allocations, financial characteristics, and other attributes of the S&P Total
Market Index and S&P Completion Index, respectively. These two funds do not attempt to fully replicate their indexes by owning each of the stocks in them.
All three index funds may occasionally invest in securities such as futures and exchange-traded funds so that they can accommodate cash flows and remain fully invested.
What is portfolio management’s outlook?
Slowing growth, volatile geopolitics, tightening global monetary policies, and elevated inflation created a challenging market environment for investors throughout 2022. Continued aggressive action by the U.S. Federal Reserve has dampened hopes of softening monetary tightening and accelerated market fears of a U.S. recession. Overseas economic conditions remain challenging, too. Recession risks in Europe have increased as the war in Ukraine has waged on, and there are concerns about China’s growth outlook, even though the country has been taking steps to roll back its zero-COVID policies and reopen its economy.

T. ROWE PRICE Equity Market Index Funds

The trajectories of the economy, corporate earnings, and interest rates are unpredictable, and investor sentiment toward the broad market and various market segments could change without warning. Our main task, however, is not to determine which stocks or sectors may perform best in the period ahead.
As always, our intention is to use full replication or sampling strategies so that the Equity Market Index Funds are structured like major U.S. equity indexes and closely track their performance.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE Equity Market Index Funds

RISKS OF INVESTING IN THE EQUITY MARKET INDEX FUNDS
Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the funds invest may decline due to general weakness in the U.S. stock market, such as when the U.S.
financial markets decline, or because of factors that affect a particular company or industry.
Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes and may suffer sharper price declines as a result of earnings disappointments.
Funds that invest in small and medium-sized companies could be more volatile than funds that are exposed to only large companies. Small and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Smaller companies may have limited trading markets and tend to be more sensitive to changes in overall economic conditions.
Because the funds are passively managed, holdings are generally not reallocated based on changes in market conditions or the outlook for a specific security, industry, or market sector. As a result, the funds’ performance may lag the performance of actively managed funds. Funds that use a sampling strategy (and thus do not attempt to fully replicate their benchmark indexes)
have a greater potential for their performance to deviate from that of their benchmarks.)
BENCHMARK INFORMATION
Note: The S&P 500 Index, S&P Total Market Index, and S&P Completion
Index are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and have been licensed for use by T. Rowe Price.
Standard &  Poor’s
®
and S&P
®
 are registered trademarks of Standard & Poor’s
Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones
®
is a
registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”);
T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow

T. ROWE PRICE Equity Market Index Funds

Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P
500 Index, S&P Total Market Index, and S&P Completion Index.
PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Equity Index 500 Fund
Percent of
Net Assets
12/31/22
Apple 6.0%
Microsoft 5.5
Alphabet 3.1
Amazon.com 2.3
Berkshire Hathaway 1.7
UnitedHealth Group 1.5
Johnson & Johnson 1.4
Exxon Mobil 1.4
JPMorgan Chase 1.2
NVIDIA 1.1
Procter & Gamble 1.1
Visa 1.1
Tesla 1.0
Home Depot 1.0
Chevron 1.0
Mastercard 0.9
Eli Lilly 0.9
Pfizer 0.9
AbbVie 0.9
Merck 0.9
Meta Platforms 0.8
PepsiCo 0.8
Coca-Cola 0.8
Bank of America 0.7
Broadcom 0.7
Total 38.7%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.
BENCHMARK INFORMATION (continued)

T. ROWE PRICE Equity Market Index Funds

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Total Equity Market Index Fund
Percent of
Net Assets
12/31/22
Apple 5.1%
Microsoft 4.7
Alphabet 2.7
Amazon.com 2.0
Berkshire Hathaway 1.4
UnitedHealth Group 1.3
Johnson & Johnson 1.2
Exxon Mobil 1.2
JPMorgan Chase 1.0
NVIDIA 1.0
Visa 0.9
Procter & Gamble 0.9
Home Depot 0.9
Tesla 0.9
Chevron 0.9
Mastercard 0.8
AbbVie 0.8
Eli Lilly 0.8
Meta Platforms 0.7
Pfizer 0.7
Merck 0.7
Coca-Cola 0.7
PepsiCo 0.7
Bank of America 0.6
Broadcom 0.6
Total 33.2%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE Equity Market Index Funds

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Extended Equity Market Index Fund
Percent of
Net Assets
12/31/22
Blackstone 0.9%
Uber Technologies 0.9
Palo Alto Networks 0.7
Snowflake 0.7
Lululemon Athletica 0.7
Cheniere Energy 0.6
Workday 0.6
Airbnb 0.6
Marvell Technology 0.6
Block 0.6
Alnylam Pharmaceuticals 0.5
Apollo Global Management 0.5
KKR 0.5
Horizon Therapeutics 0.5
Ferguson 0.5
VMware 0.4
Crowdstrike Holdings 0.4
Veeva Systems 0.4
Insulet 0.4
Trade Desk 0.4
Atlassian 0.3
Sun Communities 0.3
BioMarin Pharmaceutical 0.3
Datadog 0.3
Markel 0.3
Total 12.9%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE Equity Market Index Funds

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
EQUITY INDEX 500 FUND
Note: Performance for the I and Z Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.

T. ROWE PRICE Equity Market Index Funds

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 12/31/22 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
Equity Index 500 Fund –
.
-18.28% 9.22% 12.32% – –
Equity Index 500 Fund–
.
I  Class -18.15 9.36 – 11.37% 8/28/15
Equity Index 500 Fund–
.
Z  Class -18.11 – – 20.46 3/16/20
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.
com) or contact a T. Rowe Price representative at 1 - 800 - 225 - 5132 or, for
0.02
I and
0.03
Z Class shares,
1-800-638-8790.
This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE Equity Market Index Funds

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
TOTAL EQUITY MARKET INDEX FUND
AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 12/31/22 1 Year 5 Years 10 Years
Total Equity Market Index Fund –
.
-19.61% 8.31% 11.82%
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE Equity Market Index Funds

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
EXTENDED EQUITY MARKET INDEX FUND
AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 12/31/22 1 Year 5 Years 10 Years
Extended Equity Market Index Fund –
.
-26.00% 4.63% 9.46%
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE Equity Market Index Funds

EXPENSE RATIOS
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the Equity Index 500 Fund has three share classes: The original share class
(Investor Class) charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z
Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of
T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Equity Index 500 Fund 0.15%
Equity Index 500 Fund–I Class 0.09
Equity Index 500 Fund–Z Class 0.05
Total Equity Market Index Fund 0.20
Extended Equity Market Index Fund 0.23
The expense ratios shown are as of the funds’ most recent prospectus. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, include acquired fund fees and expenses but do not include fee or expense waivers.

T. ROWE PRICE Equity Market Index Funds

Note: T. Rowe Price charges an account service fee that is not included in the accompanying table. The account service fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRAs but not to retirement plans directly registered with T. Rowe
Price Services or accounts maintained by intermediaries through NSCC
®
Networking. If you are
subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
EQUITY INDEX 500 FUND
Beginning
Account Value
7/1/22
Ending
Account Value
12/31/22
Expenses Paid
During Period*
7/1/22 to 12/31/22
Investor Class
Actual $1,000.00 $1,022.00 $1.07
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,024.15   1.07
I Class
Actual   1,000.00   1,022.90   0.25
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,024.95   0.26
Z Class
Actual   1,000.00   1,023.10   0.00
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,025.21   0.00
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.21%, the
2
I Class
was 0.05%, and the
3
Z Class was 0.00%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Equity Market Index Funds

TOTAL EQUITY MARKET INDEX FUND
Beginning
Account Value
7/1/22
Ending
Account Value
12/31/22
Expenses Paid
During Period*
7/1/22 to 12/31/22
Actual $1,000.00 $1,022.20 $1.02
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,024.20   1.02
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.20%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period.
EXTENDED EQUITY MARKET INDEX FUND
Beginning
Account Value
7/1/22
Ending
Account Value
12/31/22
Expenses Paid
During Period*
7/1/22 to 12/31/22
Actual $1,000.00 $1,024.20 $1.28
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,023.95   1.28
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.25%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period.
FUND EXPENSE EXAMPLE (CONTINUED)

T. Rowe Price Investment Services, Inc. | 100 East Pratt Street | Baltimore, MD 21202-1009
You have many
investment goals.
Explore products and services that can help
you achieve them.
Whether you want to put away more money for retirement, for a child’s education, or for other priorities, we have solutions for you. See how we can help you accomplish the investment goals that are important to you.
RETIREMENT
IRAs: Traditional, Roth,
Rollover/Transfer, or
Brokerage
Small Business Plans
help minimize taxes,
maximize savings
T. Rowe Price
®
ActivePlus Portfolios
1
for online investing
powered by experts
GENERAL INVESTING
Individual or Joint
Tenant
Brokerage
2
offers
access to stocks, ETFs,
bonds, and more
Gifts and transfers to a
child (UGMA/UTMAs)
Trust
Transfer on Death
COLLEGE SAVINGS
T. Rowe Price-managed
529 plans offer tax-
advantaged solutions
for families saving
money for college
tuition and education-
related expenses
Visit troweprice.com/broadrange
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
All mutual funds are subject to market risk, including possible loss of principal. Investing internationally involves special risks including economic and political uncertainty and currency fluctuation.
1
The T. Rowe Price
®
ActivePlus Portfolios is a discretionary investment management program provided by
T. Rowe Price Advisory Services, Inc., a registered investment adviser under the Investment Advisers Act of
1940. Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
T. Rowe Price Advisory Services, Inc., and T. Rowe Price Investment Services, Inc., are affiliated companies.
2
Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
202302-2582494
C50-050 02/23

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
December 31, 2022
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
PREIX Equity Index 500 Fund –
.
PRUIX Equity Index 500 Fund–
.
I  Class
TRHZX Equity Index 500 Fund–
.
Z Class

T. ROWE PRICE Equity Index 500 Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 125 .31 $ 99 .17 $ 85 .83 $ 66 .80 $ 71 .71
Investment activities
Net investment income
(1)(2)
1 .50 1 .36 1 .52 1 .44 1 .36
Net realized and unrealized gain/
loss ( 24 .35 ) 26 .74 13 .77 19 .27 ( 4 .53 )
Total from investment activities ( 22 .85 ) 28 .10 15 .29 20 .71 ( 3 .17 )
Distributions
Net investment income ( 1 .52 ) ( 1 .44 ) ( 1 .55 ) ( 1 .53 ) ( 1 .30 )
Net realized gain — ( 0 .52 ) ( 0 .40 ) ( 0 .15 ) ( 0 .44 )
Total distributions ( 1 .52 ) ( 1 .96 ) ( 1 .95 ) ( 1 .68 ) ( 1 .74 )
NET ASSET VALUE
End of period $ 100 .94 $ 125 .31 $ 99 .17 $ 85 .83 $ 66 .80
Ratios/Supplemental Data
Total return
(2)(3)
( 18 .28 ) % 28 .50% 18 .19% 31 .23% ( 4 .58 ) %
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0 .20% 0 .16% 0 .19% 0 .20% 0 .21%
Net expenses after waivers/
payments by Price Associates 0 .20% 0 .16% 0 .19% 0 .20% 0 .21%
Net investment income 1 .38% 1 .21% 1 .82% 1 .85% 1 .85%
Portfolio turnover rate 3 .1% 3 .1% 13 .6% 9 .3% 7 .3%
Net assets, end of period (in
millions) $5,704 $11,145 $9,002 $25,507 $21,237
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 7 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Equity Index 500 Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 125 .32 $ 99 .16 $ 85 .84 $ 66 .81 $ 71 .72
Investment activities
Net investment income
(1)(2)
1 .68 1 .47 1 .54 1 .55 1 .50
Net realized and unrealized gain/
loss ( 24 .36 ) 26 .75 13 .85 19 .26 ( 4 .56 )
Total from investment activities ( 22 .68 ) 28 .22 15 .39 20 .81 ( 3 .06 )
Distributions
Net investment income ( 1 .71 ) ( 1 .54 ) ( 1 .67 ) ( 1 .63 ) ( 1 .41 )
Net realized gain — ( 0 .52 ) ( 0 .40 ) ( 0 .15 ) ( 0 .44 )
Total distributions ( 1 .71 ) ( 2 .06 ) ( 2 .07 ) ( 1 .78 ) ( 1 .85 )
NET ASSET VALUE
End of period $ 100 .93 $ 125 .32 $ 99 .16 $ 85 .84 $ 66 .81
Ratios/Supplemental Data
Total return
(2)(3)
( 18 .15 ) % 28 .63% 18 .34% 31 .39% ( 4 .44 ) %
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0 .08% 0 .10% 0 .07% 0 .06% 0 .06%
Net expenses after waivers/
payments by Price Associates 0 .05% 0 .06% 0 .06% 0 .06% 0 .06%
Net investment income 1 .57% 1 .31% 1 .88% 1 .99% 2 .03%
Portfolio turnover rate 3 .1% 3 .1% 13 .6% 9 .3% 7 .3%
Net assets, end of period (in
millions) $6,020 $3,507 $3,232 $5,905 $3,653
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 7 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Equity Index 500 Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Z Class
(1)
.. Year ..
.. Ended .
3/16/20
(1)
Through
12/31/20 12/31/22 12/31/21
NET ASSET VALUE
Beginning of period $ 125 .27 $ 99 .13 $ 63 .64
Investment activities
Net investment income
(2)(3)
1 .71 1 .54 1 .40
Net realized and unrealized gain/loss ( 24 .34 ) 26 .73 36 .19
Total from investment activities ( 22 .63 ) 28 .27 37 .59
Distributions
Net investment income ( 1 .74 ) ( 1 .61 ) ( 1 .70 )
Net realized gain — ( 0 .52 ) ( 0 .40 )
Total distributions ( 1 .74 ) ( 2 .13 ) ( 2 .10 )
NET ASSET VALUE
End of period $ 100 .90 $ 125 .27 $ 99 .13
Ratios/Supplemental Data
Total return
(3)(4)
( 18 .11 ) % 28 .70% 59 .62%
Ratios to average net assets:
(3)
Gross expenses before waivers/payments by Price
Associates 0 .05% 0 .06% 0 .06%
(5)
Net expenses after waivers/payments by Price Associates 0 .00% 0 .00% 0 .00%
(5)
Net investment income 1 .57% 1 .37% 2 .03%
(5)
Portfolio turnover rate 3 .1% 3 .1% 13 .6%
Net assets, end of period (in millions) $11,283 $19,852 $21,289
0% 0% 0%
(1)
Inception date
(2)
Per share amounts calculated using average shares outstanding method.
(3)
See Note 7 for details of expense-related arrangements with Price Associates.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
(5)
Annualized

T. ROWE PRICE Equity Index 500 Fund
December 31, 2022

Portfolio of Investments
‡
Shares/Par $ Value
(Cost and value in $000s)
‡
COMMON STOCKS 99.6%
COMMUNICATION SERVICES 7.3%
Diversified Telecommunication Services 0.9%
AT&T  5,093,268 93,767
Lumen Technologies  657,732 3,433
Verizon Communications  3,001,178 118,247
215,447
Entertainment 1.3%
Activision Blizzard  504,594 38,627
Electronic Arts  189,823 23,193
Live Nation Entertainment  (1) 99,756 6,957
Netflix  (1) 318,285 93,856
Take-Two Interactive Software  (1) 112,423 11,707
Walt Disney  (1) 1,302,746 113,182
Warner Bros Discovery  (1) 1,568,938 14,873
302,395
Interactive Media & Services 4.0%
Alphabet, Class A  (1) 4,257,666 375,654
Alphabet, Class C  (1) 3,774,072 334,873
Match Group  (1) 201,553 8,363
Meta Platforms, Class A  (1) 1,604,747 193,115
912,005
Media 0.8%
Charter Communications, Class A  (1) 76,021 25,779
Comcast, Class A  3,075,799 107,561
DISH Network, Class A  (1)(2) 178,701 2,509
Fox, Class A  222,367 6,753
Fox, Class B  103,934 2,957
Interpublic Group  280,659 9,349
News, Class A  278,203 5,063
News, Class B  88,066 1,624
Omnicom Group  146,535 11,953
Paramount Global, Class B  370,568 6,255
179,803
Wireless Telecommunication Services 0.3%
T-Mobile U.S.  (1) 427,134 59,799
59,799
Total Communication Services 1,669,449
CONSUMER DISCRETIONARY 9.7%
Auto Components 0.1%
Aptiv (1) 192,452 17,923

T. ROWE PRICE Equity Index 500 Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
BorgWarner  170,922 6,880
24,803
Automobiles 1.3%
Ford Motor  2,799,394 32,557
General Motors  1,008,892 33,939
Tesla  (1) 1,912,840 235,624
302,120
Distributors 0.2%
Genuine Parts  99,728 17,304
LKQ  185,350 9,899
Pool  28,385 8,582
35,785
Hotels, Restaurants & Leisure 2.0%
Booking Holdings  (1) 27,599 55,620
Caesars Entertainment  (1) 151,969 6,322
Carnival  (1) 684,737 5,519
Chipotle Mexican Grill  (1) 19,857 27,551
Darden Restaurants  88,806 12,285
Domino's Pizza  25,665 8,890
Expedia Group  (1) 107,054 9,378
Hilton Worldwide Holdings  191,739 24,228
Las Vegas Sands  (1) 237,866 11,434
Marriott International, Class A  190,906 28,424
McDonald's  521,747 137,496
MGM Resorts International  223,043 7,479
Norwegian Cruise Line Holdings  (1) 298,466 3,653
Royal Caribbean Cruises  (1) 159,388 7,879
Starbucks  820,355 81,379
Wynn Resorts  (1) 75,406 6,219
Yum! Brands  202,549 25,942
459,698
Household Durables 0.3%
DR Horton  221,616 19,755
Garmin  108,157 9,982
Lennar, Class A  183,968 16,649
Mohawk Industries  (1) 36,829 3,764
Newell Brands  263,137 3,442
NVR  (1) 2,201 10,152
PulteGroup  169,554 7,720
Whirlpool  40,118 5,675
77,139
Internet & Direct Marketing Retail 2.4%
Amazon.com (1) 6,327,280 531,492

T. ROWE PRICE Equity Index 500 Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
eBay  383,589 15,907
Etsy  (1) 90,642 10,857
558,256
Leisure Products 0.0%
Hasbro  92,135 5,621
5,621
Multiline Retail 0.5%
Dollar General  161,876 39,862
Dollar Tree  (1) 151,192 21,384
Target  328,957 49,028
110,274
Specialty Retail 2.4%
Advance Auto Parts  43,554 6,404
AutoZone  (1) 13,465 33,207
Bath & Body Works  165,735 6,984
Best Buy  144,111 11,559
CarMax  (1) 113,499 6,911
Home Depot  729,559 230,439
Lowe's  442,404 88,145
O'Reilly Automotive  (1) 44,455 37,521
Ross Stores  249,726 28,986
TJX  826,156 65,762
Tractor Supply  79,540 17,894
Ulta Beauty  (1) 36,797 17,260
551,072
Textiles, Apparel & Luxury Goods 0.5%
NIKE, Class B  897,012 104,960
Ralph Lauren  32,464 3,431
Tapestry  179,894 6,850
VF  231,232 6,384
121,625
Total Consumer Discretionary 2,246,393
CONSUMER STAPLES 7.1%
Beverages 1.9%
Brown-Forman, Class B  128,616 8,448
Coca-Cola  2,773,168 176,401
Constellation Brands, Class A  114,963 26,643
Keurig Dr Pepper  601,358 21,444
Molson Coors Beverage, Class B  134,301 6,919
Monster Beverage  (1) 272,302 27,647
PepsiCo  981,655 177,346
444,848

T. ROWE PRICE Equity Index 500 Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Food & Staples Retailing 1.5%
Costco Wholesale  315,304 143,936
Kroger  466,021 20,775
Sysco  360,699 27,576
Walgreens Boots Alliance  508,308 18,991
Walmart  1,006,900 142,768
354,046
Food Products 1.2%
Archer-Daniels-Midland  390,208 36,231
Campbell Soup  141,361 8,022
Conagra Brands  338,264 13,091
General Mills  424,846 35,623
Hershey  103,971 24,077
Hormel Foods  203,601 9,274
J M Smucker  76,369 12,102
Kellogg  180,253 12,841
Kraft Heinz  563,578 22,943
Lamb Weston Holdings  102,464 9,156
McCormick  177,840 14,741
Mondelez International, Class A  975,964 65,048
Tyson Foods, Class A  207,187 12,897
276,046
Household Products 1.6%
Church & Dwight  172,210 13,882
Clorox  86,636 12,158
Colgate-Palmolive  594,601 46,848
Kimberly-Clark  239,184 32,469
Procter & Gamble  1,691,678 256,391
361,748
Personal Products 0.2%
Estee Lauder, Class A  164,510 40,817
40,817
Tobacco 0.7%
Altria Group  1,284,629 58,720
Philip Morris International  1,107,771 112,118
170,838
Total Consumer Staples 1,648,343
ENERGY 5.2%
Energy Equipment & Services 0.4%
Baker Hughes  715,454 21,128
Halliburton  641,835 25,256

T. ROWE PRICE Equity Index 500 Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Schlumberger  1,013,474 54,180
100,564
Oil, Gas & Consumable Fuels 4.8%
APA  226,028 10,551
Chevron  1,269,753 227,908
ConocoPhillips  888,309 104,821
Coterra Energy  572,905 14,076
Devon Energy  464,071 28,545
Diamondback Energy  125,705 17,194
EOG Resources  419,814 54,374
EQT  263,417 8,911
Exxon Mobil  2,935,422 323,777
Hess  197,348 27,988
Kinder Morgan  1,403,611 25,377
Marathon Oil  447,590 12,116
Marathon Petroleum  332,806 38,735
Occidental Petroleum  515,931 32,499
ONEOK  317,238 20,843
Phillips 66  335,674 34,937
Pioneer Natural Resources  169,236 38,652
Targa Resources  161,325 11,857
Valero Energy  273,801 34,734
Williams  863,030 28,394
1,096,289
Total Energy 1,196,853
FINANCIALS 11.5%
Banks 3.8%
Bank of America  4,979,215 164,912
Citigroup  1,377,659 62,312
Citizens Financial Group  348,925 13,737
Comerica  91,485 6,116
Fifth Third Bancorp  486,623 15,966
First Republic Bank  129,042 15,729
Huntington Bancshares  1,014,556 14,305
JPMorgan Chase  2,090,584 280,347
KeyCorp  662,074 11,533
M&T Bank  122,119 17,715
PNC Financial Services Group  286,709 45,283
Regions Financial  663,587 14,307
Signature Bank  44,775 5,159
SVB Financial Group  (1) 41,801 9,620
Truist Financial  944,817 40,655
U.S. Bancorp  958,609 41,805
Wells Fargo  2,722,968 112,431

T. ROWE PRICE Equity Index 500 Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Zions Bancorp  107,975 5,308
877,240
Capital Markets 3.1%
Ameriprise Financial  75,432 23,487
Bank of New York Mellon  526,162 23,951
BlackRock  107,002 75,825
Cboe Global Markets  75,673 9,495
Charles Schwab  1,090,958 90,833
CME Group  255,022 42,885
FactSet Research Systems  26,919 10,800
Franklin Resources  (2) 196,909 5,194
Goldman Sachs Group  242,312 83,205
Intercontinental Exchange  396,239 40,650
Invesco  316,961 5,702
MarketAxess Holdings  26,924 7,509
Moody's  113,064 31,502
Morgan Stanley  939,335 79,862
MSCI  57,606 26,797
Nasdaq  243,889 14,963
Northern Trust  147,940 13,091
Raymond James Financial  138,289 14,776
S&P Global  237,272 79,472
State Street  260,492 20,206
T. Rowe Price Group  (3) 160,881 17,546
717,751
Consumer Finance 0.5%
American Express  427,791 63,206
Capital One Financial  275,292 25,591
Discover Financial Services  196,748 19,248
Synchrony Financial  316,979 10,416
118,461
Diversified Financial Services 1.7%
Berkshire Hathaway, Class B  (1) 1,284,328 396,729
396,729
Insurance 2.4%
Aflac  401,525 28,886
Allstate  188,083 25,504
American International Group  527,199 33,340
Aon, Class A  147,047 44,135
Arch Capital Group  (1) 263,327 16,532
Arthur J Gallagher  148,962 28,085
Assurant  37,832 4,731
Brown & Brown  166,152 9,466
Chubb  297,385 65,603

T. ROWE PRICE Equity Index 500 Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Cincinnati Financial  112,189 11,487
Everest Re Group  28,138 9,321
Globe Life  64,719 7,802
Hartford Financial Services Group  224,974 17,060
Lincoln National  115,498 3,548
Loews  140,444 8,192
Marsh & McLennan  355,348 58,803
MetLife  468,027 33,871
Principal Financial Group  165,282 13,870
Progressive  415,089 53,841
Prudential Financial  261,004 25,959
Travelers  166,359 31,191
W R Berkley  147,596 10,711
Willis Towers Watson  76,608 18,737
560,675
Total Financials 2,670,856
HEALTH CARE 15.8%
Biotechnology 2.5%
AbbVie  1,260,205 203,662
Amgen  380,571 99,953
Biogen  (1) 103,876 28,765
Gilead Sciences  896,360 76,953
Incyte  (1) 134,054 10,767
Moderna  (1) 234,971 42,206
Regeneron Pharmaceuticals  (1) 76,489 55,186
Vertex Pharmaceuticals  (1) 183,663 53,038
570,530
Health Care Equipment & Supplies 2.8%
Abbott Laboratories  1,243,577 136,532
Align Technology  (1) 52,142 10,997
Baxter International  355,683 18,129
Becton Dickinson & Company  204,071 51,895
Boston Scientific  (1) 1,015,159 46,971
Cooper  35,090 11,603
DENTSPLY SIRONA  153,958 4,902
Dexcom  (1) 278,193 31,503
Edwards Lifesciences  (1) 441,240 32,921
Hologic  (1) 177,503 13,279
IDEXX Laboratories  (1) 59,677 24,346
Intuitive Surgical  (1) 251,459 66,725
Medtronic  949,904 73,827
ResMed  103,911 21,627
STERIS  70,980 13,109
Stryker  240,970 58,915

T. ROWE PRICE Equity Index 500 Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Teleflex  33,208 8,290
Zimmer Biomet Holdings  148,849 18,978
644,549
Health Care Providers & Services 3.7%
AmerisourceBergen  114,494 18,973
Cardinal Health  185,109 14,229
Centene  (1) 402,059 32,973
Cigna  217,590 72,096
CVS Health  939,022 87,508
DaVita  (1) 41,785 3,120
Elevance Health  170,386 87,403
HCA Healthcare  150,614 36,141
Henry Schein  (1) 98,427 7,861
Humana  89,769 45,979
Laboratory Corp. of America Holdings  62,581 14,737
McKesson  100,735 37,788
Molina Healthcare  (1) 41,642 13,751
Quest Diagnostics  83,520 13,066
UnitedHealth Group  666,006 353,103
Universal Health Services, Class B  46,697 6,579
845,307
Life Sciences Tools & Services 1.9%
Agilent Technologies  213,130 31,895
Bio-Rad Laboratories, Class A  (1) 15,372 6,464
Bio-Techne  111,722 9,259
Charles River Laboratories International  (1) 35,822 7,806
Danaher  468,175 124,263
Illumina  (1) 111,143 22,473
IQVIA Holdings  (1) 133,798 27,414
Mettler-Toledo International  (1) 16,117 23,296
PerkinElmer  89,735 12,583
Thermo Fisher Scientific  280,253 154,333
Waters  (1) 42,835 14,674
West Pharmaceutical Services  52,232 12,293
446,753
Pharmaceuticals 4.9%
Bristol-Myers Squibb  1,516,212 109,091
Catalent  (1) 126,500 5,694
Eli Lilly  561,988 205,598
Johnson & Johnson  1,863,558 329,197
Merck  1,806,691 200,452
Organon  181,062 5,057
Pfizer  4,000,034 204,962
Viatris  862,074 9,595

T. ROWE PRICE Equity Index 500 Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Zoetis  333,906 48,934
1,118,580
Total Health Care 3,625,719
INDUSTRIALS & BUSINESS SERVICES 8.9%
Aerospace & Defense 1.9%
Boeing (1) 400,360 76,264
General Dynamics  160,933 39,929
Howmet Aerospace  268,027 10,563
Huntington Ingalls Industries  27,982 6,455
L3Harris Technologies  136,918 28,508
Lockheed Martin  166,036 80,775
Northrop Grumman  103,683 56,570
Raytheon Technologies  1,048,303 105,795
Textron  153,216 10,848
TransDigm Group  36,846 23,200
438,907
Air Freight & Logistics 0.6%
CH Robinson Worldwide  82,407 7,545
Expeditors International of Washington  115,269 11,979
FedEx  169,229 29,310
United Parcel Service, Class B  519,528 90,315
139,149
Airlines 0.2%
Alaska Air Group  (1) 88,549 3,802
American Airlines Group  (1) 460,673 5,860
Delta Air Lines  (1) 451,464 14,835
Southwest Airlines  (1) 421,606 14,196
United Airlines Holdings  (1) 229,822 8,664
47,357
Building Products 0.5%
A.O. Smith  92,974 5,322
Allegion  62,436 6,572
Carrier Global  602,565 24,856
Johnson Controls International  492,569 31,524
Masco  164,073 7,657
Trane Technologies  165,148 27,760
103,691
Commercial Services & Supplies 0.5%
Cintas  61,520 27,784
Copart  (1) 303,918 18,506
Republic Services  147,163 18,982
Rollins  162,147 5,925

T. ROWE PRICE Equity Index 500 Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Waste Management  266,694 41,839
113,036
Construction & Engineering 0.1%
Quanta Services  101,538 14,469
14,469
Electrical Equipment 0.6%
AMETEK  164,092 22,927
Eaton  283,184 44,446
Emerson Electric  420,114 40,356
Generac Holdings  (1) 44,938 4,523
Rockwell Automation  82,524 21,256
133,508
Industrial Conglomerates 1.1%
3M  392,861 47,112
General Electric  780,843 65,427
Honeywell International  478,899 102,628
Roper Technologies  74,978 32,397
247,564
Machinery 1.9%
Caterpillar  370,851 88,841
Cummins  100,255 24,291
Deere  195,715 83,915
Dover  102,505 13,880
Fortive  254,914 16,378
IDEX  54,125 12,359
Illinois Tool Works  198,701 43,774
Ingersoll Rand  288,924 15,096
Nordson  38,416 9,132
Otis Worldwide  300,360 23,521
PACCAR  247,045 24,450
Parker-Hannifin  91,004 26,482
Pentair  118,203 5,317
Snap-on  37,650 8,603
Stanley Black & Decker  107,451 8,072
Westinghouse Air Brake Technologies  130,010 12,976
Xylem  128,229 14,178
431,265
Professional Services 0.4%
CoStar Group  (1) 290,752 22,469
Equifax  86,853 16,881
Jacobs Solutions  91,538 10,991
Leidos Holdings  97,321 10,237
Robert Half International  78,425 5,790

T. ROWE PRICE Equity Index 500 Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Verisk Analytics  111,456 19,663
86,031
Road & Rail 0.9%
CSX  1,495,017 46,316
JB Hunt Transport Services  59,703 10,410
Norfolk Southern  164,522 40,541
Old Dominion Freight Line  65,263 18,520
Union Pacific  438,210 90,740
206,527
Trading Companies & Distributors 0.2%
Fastenal  408,942 19,351
United Rentals  (1) 50,340 17,892
WW Grainger  32,006 17,803
55,046
Total Industrials & Business Services 2,016,550
INFORMATION TECHNOLOGY 25.5%
Communications Equipment 0.9%
Arista Networks  (1) 174,357 21,158
Cisco Systems  2,924,951 139,345
F5  (1) 42,517 6,102
Juniper Networks  230,555 7,368
Motorola Solutions  118,811 30,619
204,592
Electronic Equipment, Instruments & Components 0.6%
Amphenol, Class A  424,016 32,284
CDW  96,062 17,155
Corning  536,180 17,126
Keysight Technologies  (1) 128,378 21,962
TE Connectivity  228,863 26,273
Teledyne Technologies  (1) 33,124 13,247
Trimble  (1) 178,085 9,004
Zebra Technologies, Class A  (1) 37,375 9,583
146,634
IT Services 4.4%
Accenture, Class A  449,200 119,865
Akamai Technologies  (1) 114,114 9,620
Automatic Data Processing  294,892 70,438
Broadridge Financial Solutions  83,250 11,166
Cognizant Technology Solutions, Class A  370,116 21,167
DXC Technology  (1) 153,326 4,063
EPAM Systems  (1) 40,491 13,271
Fidelity National Information Services  421,053 28,568
Fiserv  (1) 453,593 45,845

T. ROWE PRICE Equity Index 500 Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
FleetCor Technologies  (1) 51,823 9,519
Gartner  (1) 56,748 19,075
Global Payments  191,389 19,009
International Business Machines  646,129 91,033
Jack Henry & Associates  51,204 8,989
Mastercard, Class A  604,923 210,350
Paychex  228,165 26,367
PayPal Holdings  (1) 810,942 57,755
VeriSign  (1) 67,330 13,832
Visa, Class A  1,165,231 242,088
1,022,020
Semiconductors & Semiconductor Equipment 5.1%
Advanced Micro Devices  (1) 1,153,329 74,701
Analog Devices  365,911 60,020
Applied Materials  612,024 59,599
Broadcom  289,408 161,817
Enphase Energy  (1) 96,067 25,454
First Solar  (1) 70,921 10,623
Intel  2,949,284 77,950
KLA  101,536 38,282
Lam Research  97,957 41,171
Microchip Technology  394,904 27,742
Micron Technology  772,463 38,608
Monolithic Power Systems  31,300 11,068
NVIDIA  1,774,613 259,342
NXP Semiconductors  186,437 29,463
ON Semiconductor  (1) 308,884 19,265
Qorvo  (1) 75,546 6,847
QUALCOMM  801,766 88,146
Skyworks Solutions  114,549 10,439
SolarEdge Technologies  (1) 39,423 11,167
Teradyne  114,048 9,962
Texas Instruments  649,393 107,293
1,168,959
Software 8.2%
Adobe (1) 331,097 111,424
ANSYS  (1) 61,452 14,846
Autodesk  (1) 154,460 28,864
Cadence Design Systems  (1) 195,371 31,384
Ceridian HCM Holding  (1) 107,281 6,882
Fortinet  (1) 468,125 22,887
Gen Digital  413,809 8,868
Intuit  201,619 78,474
Microsoft  5,315,113 1,274,670
Oracle  1,098,239 89,770

T. ROWE PRICE Equity Index 500 Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Paycom Software  (1) 34,290 10,641
PTC  (1) 74,486 8,941
Salesforce  (1) 714,614 94,751
ServiceNow  (1) 143,325 55,649
Synopsys  (1) 108,682 34,701
Tyler Technologies  (1) 29,174 9,406
1,882,158
Technology Hardware, Storage & Peripherals 6.3%
Apple  10,662,179 1,385,337
Hewlett Packard Enterprise  921,568 14,708
HP  637,165 17,120
NetApp  156,854 9,421
Seagate Technology Holdings  140,728 7,404
Western Digital  (1) 220,064 6,943
1,440,933
Total Information Technology 5,865,296
MATERIALS 2.7%
Chemicals 1.9%
Air Products & Chemicals  158,712 48,925
Albemarle  83,075 18,016
Celanese  73,359 7,500
CF Industries Holdings  143,300 12,209
Corteva  513,858 30,205
Dow  499,056 25,148
DuPont de Nemours  358,752 24,621
Eastman Chemical  83,978 6,839
Ecolab  176,469 25,687
FMC  89,199 11,132
International Flavors & Fragrances  179,953 18,866
Linde  352,103 114,849
LyondellBasell Industries, Class A  184,007 15,278
Mosaic  250,355 10,983
PPG Industries  167,817 21,101
Sherwin-Williams  168,753 40,050
431,409
Construction Materials 0.1%
Martin Marietta Materials  44,357 14,992
Vulcan Materials  94,445 16,538
31,530
Containers & Packaging 0.3%
Amcor  1,068,819 12,730
Avery Dennison  58,197 10,534
Ball  227,349 11,627

T. ROWE PRICE Equity Index 500 Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
International Paper  260,643 9,026
Packaging Corp. of America  66,760 8,539
Sealed Air  103,601 5,167
Westrock  181,757 6,390
64,013
Metals & Mining 0.4%
Freeport-McMoRan  1,021,689 38,824
Newmont  563,358 26,590
Nucor  181,883 23,974
Steel Dynamics  119,586 11,684
101,072
Total Materials 628,024
REAL ESTATE 2.7%
Equity Real Estate Investment Trusts 2.6%
Alexandria Real Estate Equities, REIT  105,554 15,376
American Tower, REIT  332,757 70,498
AvalonBay Communities, REIT  98,879 15,971
Boston Properties, REIT  101,258 6,843
Camden Property Trust, REIT  74,897 8,379
Crown Castle, REIT  307,065 41,650
Digital Realty Trust, REIT  203,257 20,381
Equinix, REIT  66,139 43,323
Equity Residential, REIT  242,398 14,301
Essex Property Trust, REIT  46,276 9,807
Extra Space Storage, REIT  95,432 14,046
Federal Realty Investment Trust, REIT  50,755 5,128
Healthpeak Properties, REIT  379,139 9,505
Host Hotels & Resorts, REIT  509,423 8,176
Invitation Homes, REIT  411,866 12,208
Iron Mountain, REIT  206,501 10,294
KRC Interim, REIT  433,726 9,186
Mid-America Apartment Communities, REIT  82,068 12,884
Prologis, REIT  659,692 74,367
Public Storage, REIT  111,965 31,371
Realty Income, REIT  448,321 28,437
Regency Centers, REIT  108,433 6,777
SBA Communications, REIT  76,567 21,463
Simon Property Group, REIT  233,287 27,407
UDR, REIT  213,140 8,255
Ventas, REIT  281,722 12,692
VICI Properties, REIT  684,149 22,166
Vornado Realty Trust, REIT  113,159 2,355
Welltower, REIT  337,826 22,144

T. ROWE PRICE Equity Index 500 Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Weyerhaeuser, REIT  526,411 16,319
601,709
Real Estate Management & Development 0.1%
CBRE Group, Class A  (1) 223,480 17,199
17,199
Total Real Estate 618,908
UTILITIES 3.2%
Electric Utilities 2.1%
Alliant Energy  178,589 9,860
American Electric Power  364,529 34,612
Constellation Energy  231,596 19,966
Duke Energy  550,973 56,745
Edison International  269,184 17,125
Entergy  143,433 16,136
Evergy  163,349 10,279
Eversource Energy  244,940 20,536
Exelon  702,306 30,361
FirstEnergy  392,348 16,455
NextEra Energy  1,420,011 118,713
NRG Energy  169,361 5,389
PG&E  (1) 1,146,468 18,642
Pinnacle West Capital  80,833 6,146
PPL  523,311 15,291
Southern  778,057 55,561
Xcel Energy  387,244 27,150
478,967
Gas Utilities 0.0%
Atmos Energy  98,505 11,039
11,039
Independent Power & Renewable Electricity Producers 0.1%
AES  470,841 13,541
13,541
Multi-Utilities 0.9%
Ameren  182,354 16,215
CenterPoint Energy  448,037 13,437
CMS Energy  206,422 13,073
Consolidated Edison  251,460 23,967
Dominion Energy  590,261 36,195
DTE Energy  137,692 16,183
NiSource  284,701 7,806
Public Service Enterprise Group  354,634 21,728
Sempra Energy  222,732 34,421

T. ROWE PRICE Equity Index 500 Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
WEC Energy Group  224,057 21,007
204,032
Water Utilities 0.1%
American Water Works  129,173 19,689
19,689
Total Utilities 727,268
Total Common Stocks (Cost $9,252,306) 22,913,659
SHORT-TERM INVESTMENTS 0.4%
Money Market Funds 0.3%
T. Rowe Price Government Reserve Fund, 4.30%  (3)(4) 77,706,124 77,706
77,706
U.S. Treasury Obligations 0.1%
U.S. Treasury Bills, 3.302%, 2/16/23  (5) 5,490,000 5,463
5,463
Total Short-Term Investments (Cost $83,173) 83,169
SECURITIES LENDING COLLATERAL 0.0%
INVESTMENTS IN A POOLED ACCOUNT THROUGH
SECURITIES LENDING PROGRAM WITH STATE STREET BANK
AND TRUST COMPANY 0.0%
Money Market Funds 0.0%
T. Rowe Price Government Reserve Fund, 4.30%  (3)(4) 4,908,687 4,909
Total Investments in a Pooled Account through Securities
Lending Program with State Street Bank And Trust Company 4,909
Total Securities Lending Collateral (Cost $4,909) 4,909
Total Investments in Securities
100.0% of Net Assets
(Cost $9,340,388) $ 23,001,737
‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) See Note 4 . All or a portion of this security is on loan at December 31, 2022.

T. ROWE PRICE Equity Index 500 Fund

.
.
.
.
.
.
.
.
.
.
(3) Affiliated Companies
(4) Seven-day yield
(5) At December 31, 2022, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

T. ROWE PRICE Equity Index 500 Fund

FUTURES CONTRACTS
($000s)
Expiration
Date
Notional
Amount
Value and
Unrealized
Gain (Loss)
Long, 490 S&P 500 E-Mini Index contracts 3/23 94,595 $ (2,385)
Net payments (receipts) of variation margin to date 3,696
Variation margin receivable (payable) on open futures contracts $ 1,311

T. ROWE PRICE Equity Index 500 Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Group  $ 2,408 $ (18,564) $ 804
T. Rowe Price Government Reserve Fund, 4.30% — — 982++
Totals $ 2,408# $ (18,564) $ 1,786+
Supplementary Investment Schedule
Affiliate
Value
12/31/21
Purchase
Cost
Sales
Cost
Value
12/31/22
T. Rowe Price Group  $ 37,915 $ — $ 1,805 $ 17,546
T. Rowe Price Government
Reserve Fund, 4.30% 153,134   ¤   ¤ 82,615
Total $ 100,161^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
++ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4 .
+ Investment income comprised $1,786 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $89,723.

T. ROWE PRICE Equity Index 500 Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $9,340,388) $ 23,001,737
Receivable for investment securities sold 54,770
Dividends and interest receivable 19,925
Receivable for shares sold 13,186
Variation margin receivable on futures contracts 1,311
Due from affiliates 1
Other assets 72
Total assets 23,091,002
Liabilities
Payable for shares redeemed 75,146
Obligation to return securities lending collateral 4,909
Investment management fees payable 998
Payable to directors 15
Other liabilities 2,722
Total liabilities 83,790
NET ASSETS $ 23,007,212

T. ROWE PRICE Equity Index 500 Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Net Assets Consist of:
Total distributable earnings (loss) $ 13,411,928
Paid-in capital applicable to 227,975,101 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the
Corporation authorized 9,595,284
NET ASSETS $ 23,007,212
NET ASSET VALUE PER SHARE
Investor Class
($5,703,905,976 / 56,506,573 shares outstanding) $ 100.94
I Class
($6,020,095,148 / 59,645,424 shares outstanding) $ 100.93
Z Class
($11,283,211,057 / 111,823,104 shares outstanding) $ 100.90

T. ROWE PRICE Equity Index 500 Fund
Statement of Operations

($000s)
Year
Ended
12/31/22
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $99) $ 415,667
Securities lending 174
    Interest 74
Other 6
Total income 415,921
Expenses
Investment management 13,138
Shareholder servicing
Investor Class $ 9,761
I Class 1,657 11,418
Prospectus and shareholder reports
Investor Class 204
I Class 8
Z Class 2 214
Custody and accounting 679
Registration 150
Directors 69
Legal and audit 26
Miscellaneous 86
Waived / paid by Price Associates (9,299)
Total expenses 16,481
Net investment income 399,440

T. ROWE PRICE Equity Index 500 Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
12/31/22
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities 3,889,810
Futures (12,177)
Net realized gain 3,877,633
Change in net unrealized gain / loss
Securities (10,085,813)
Futures (4,197)
Change in net unrealized gain / loss (10,090,010)
Net realized and unrealized gain / loss (6,212,377)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (5,812,937)

T. ROWE PRICE Equity Index 500 Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Increase (Decrease) in Net Assets
Operations
Net investment income $ 399,440 $ 442,229
Net realized gain 3,877,633 5,254,353
Change in net unrealized gain / loss (10,090,010) 2,699,828
Increase (decrease) in net assets from operations (5,812,937) 8,396,410
Distributions to shareholders
Net earnings
Investor Class (85,930) (174,155)
I Class (100,147) (59,018)
Z Class (208,089) (356,447)
Decrease in net assets from distributions (394,166) (589,620)
Capital share transactions
*
Shares sold
Investor Class 1,241,836 1,351,514
I Class 4,297,726 1,297,879
Z Class 2,316,535 2,475,478
Distributions reinvested
Investor Class 81,839 165,458
I Class 93,348 55,082
Z Class 208,089 356,447
Shares redeemed
Investor Class (4,920,343) (1,717,667)
I Class (892,234) (1,840,099)
Z Class (7,716,336) (8,969,751)
Decrease in net assets from capital share
transactions (5,289,540) (6,825,659)

T. ROWE PRICE Equity Index 500 Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Net Assets
Increase (decrease) during period (11,496,643) 981,131
Beginning of period 34,503,855 33,522,724
End of period $ 23,007,212 $ 34,503,855
*Share information (000s)
Shares sold
Investor Class 11,240 12,053
I Class 38,773 11,658
Z Class 21,212 21,689
Distributions reinvested
Investor Class 779 1,422
I Class 888 474
Z Class 1,968 3,081
Shares redeemed
Investor Class (44,457) (15,311)
I Class (7,996) (16,741)
Z Class (69,835) (81,050)
Decrease in shares outstanding (47,428) (62,725)

T. ROWE PRICE Equity Index 500 Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Index Trust, Inc. (the corporation) is registered under the Investment
Company Act of 1940 (the 1940 Act). The Equity Index 500 Fund (the fund) is an open-
end management investment company established by the corporation and intends to be diversified in approximately the same proportion as the index it tracks is diversified.
The fund may become nondiversified for periods of time solely as a result of changes in the composition of the index (for example, changes in the relative market capitalization or index weighting of one or more securities represented in the index). The fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks. The fund has three classes of shares: the
Equity Index 500 Fund (Investor Class), the Equity Index 500 Fund–I Class (I Class)
and the Equity Index 500 Fund–Z Class (Z Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts.
Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to
I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

T. ROWE PRICE Equity Index 500 Fund

Investment Transactions, Investment Income, and Distributions Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss.
Dividend income and capital gain distributions are recorded on the ex-dividend date.
Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class quarterly. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.
In-Kind Redemptions  In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain
(loss) to paid-in capital. During the year ended December 31, 2022, the fund realized
$3,592,421,000 of net gain on $5,006,709,000 of in-kind redemptions.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.

T. ROWE PRICE Equity Index 500 Fund

New Accounting Guidance  In June 2022, the FASB issued Accounting Standards
Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value
Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;
and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

T. ROWE PRICE Equity Index 500 Fund

Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.
Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable,

T. ROWE PRICE Equity Index 500 Fund

including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Common Stocks $ 22,913,659 $ — $ — $ 22,913,659
Short-Term Investments 77,706 5,463 — 83,169
Securities Lending Collateral 4,909 — — 4,909
Total $ 22,996,274 $ 5,463 $ — $ 23,001,737
Liabilities
Futures Contracts* $ 2,385 $ — $ — $ 2,385
* The fair value presented includes cumulative gain (loss) on open futures contracts; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.

T. ROWE PRICE Equity Index 500 Fund

NOTE 3 - DERIVATIVE INSTRUMENTS
During the year ended December 31, 2022, the fund invested in derivative instruments.
As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure.
The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
($000s) Location on Statement of
Assets and Liabilities Fair Value*
*
Liabilities
Equity derivatives Futures $ 2,385
Total $ 2,385
* The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) at that date.

T. ROWE PRICE Equity Index 500 Fund

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
Counterparty Risk and Collateral  The fund invests in exchange-traded and/or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of
Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared. This ability is subject to the liquidity of underlying positions. As of
December 31, 2022, securities valued at $5,259,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.
($000s)
Location of Gain (Loss) on Statement of Operations
Futures
Realized Gain (Loss)
Equity derivatives $ (12,177)
Total $ (12,177)
Change in Unrealized
Gain (Loss)
Equity derivatives $ (4,197)
Total $ (4,197)

T. ROWE PRICE Equity Index 500 Fund

Futures Contracts  The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk.
The fund may enter into futures contracts as an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended
December 31, 2022, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.
NOTE 4 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering

T. ROWE PRICE Equity Index 500 Fund

its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform.
Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2022, the value of loaned securities was
$4,709,000; the value of cash collateral and related investments was $4,909,000.
Other  Purchases and sales of portfolio securities other than short-term securities aggregated $824,760,000 and $6,153,007,000, respectively, for the year ended
December 31, 2022.
NOTE 5 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/
tax differences to reflect tax character but are not adjusted for temporary differences.
The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to redemptions in kind and deemed distributions on shareholder redemptions.

T. ROWE PRICE Equity Index 500 Fund

The tax character of distributions paid for the periods presented was as follows:
At December 31, 2022, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
At December 31, 2022, the tax-basis components of accumulated net earnings (loss)
were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to post-October loss deferrals. The fund has elected to defer certain losses to the first day of the following fiscal year for post-October capital loss deferrals.
($000s)
December 31,
2022
December 31,
2021
Ordinary income (including short-term capital gains,
if any) $ 394,166 $ 468,945
Long-term capital gain — 120,675
Total distributions $ 394,166 $ 589,620
($000s)
Cost of investments $ 9,594,599
Unrealized appreciation $ 14,373,210
Unrealized depreciation (966,072)
Net unrealized appreciation (depreciation) $ 13,407,138
($000s)
Undistributed ordinary income $ 6,486
Net unrealized appreciation (depreciation) 13,407,138
Loss carryforwards and deferrals (1,696)
Total distributable earnings (loss) $ 13,411,928

T. ROWE PRICE Equity Index 500 Fund

NOTE 6 - FOREIGN  TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.
All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability.
Any deferred tax liability incurred by the fund is included in either Other liabilities or
Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE 7 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has
entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund.  The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.05% of the fund’s average daily net assets. The fee is computed daily and paid monthly.
The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price
Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio
(after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

T. ROWE PRICE Equity Index 500 Fund

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
The Z Class is also subject to a contractual expense limitation agreement whereby
Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.
Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price
Associates during the year ended December 31, 2022 as indicated in the table below.
Including these amounts, expenses previously waived/paid by Price Associates in the amount of $3,423,000 remain subject to repayment by the fund at December 31, 2022.
Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.
Investor Class I Class Z Class
Expense limitation/I Class Limit 0.21% 0.00% 0.00%
Expense limitation date 04/30/24 04/30/24 N/A
(Waived)/repaid during the period ($000s) $(11) $(1,887) $(7,401)

T. ROWE PRICE Equity Index 500 Fund

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement
Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31,
2022, expenses incurred pursuant to these service agreements were $102,000 for Price
Associates; $4,985,000 for T. Rowe Price Services, Inc.; and $1,995,000 for T. Rowe
Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of
Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. Price has agreed to waive/reimburse shareholder servicing costs in excess of 0.05% of the fund’s average daily value of its shares owned by the college savings plan. Any amounts waived/paid by Price under this voluntary agreement are not subject to repayment by the fund. Price may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended December 31, 2022, the fund was charged $767,000 for shareholder servicing costs related to the college savings plans, of which $232,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2022,
approximately 23% of the outstanding shares of the I Class were held by college savings plans.
Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates
(collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund.
At December 31, 2022, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.
Consistent with its investment objective, the fund may invest in T. Rowe Price Group,
Inc. Additionally, the fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund:
the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve
Fund, organized as money market funds (together, the Price Reserve Funds). The Price
Reserve Funds are offered as short-term investment options to mutual funds, trusts,

T. ROWE PRICE Equity Index 500 Fund

and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds
pay no investment management fees.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31,
2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE 8 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests.
Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE Equity Index 500 Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Index Trust, Inc. and Shareholders of
T. Rowe Price Equity Index 500 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Equity Index 500 Fund (one of the funds constituting T. Rowe Price Index Trust, Inc., referred to hereafter as the "Fund") as of
December 31, 2022, the related statement of operations for the year ended December 31,
2022, the statement of changes in net assets for each of the two years in the period ended
December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”).
In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated
therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE Equity Index 500 Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2023
We have served as the auditor of one or more investment companies in the T. Rowe
Price group of investment companies since 1973.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE Equity Index 500 Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/22
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included $284,242,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.
For taxable non-corporate shareholders, $389,825,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than
20%.
For corporate shareholders, $373,650,000 of the fund's income qualifies for the dividends-received deduction.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE Equity Index 500 Fund

LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program
(Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe
Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the
Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk
Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’
compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions.
Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

T. ROWE PRICE Equity Index 500 Fund

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1,
2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category.
It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.
LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

T. ROWE PRICE Equity Index 500 Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in
Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price and its affiliates.
The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland
21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[205]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); President, Radian Guaranty (2008 to
2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021);
Director, Chimera Investment Corporation (2017 to 2021); Director, First
Industrial Realty Trust (2020 to present); Director, Federal Home Loan
Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels
(b)
(1959)
2018
[0]
President, The Johns Hopkins University and Professor, Political Science
Department, The Johns Hopkins University (2009 to present); Director,
Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc.
(2020 to present)
Bruce W. Duncan
(1951)
2013
[205]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020
to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of
the Board (2016 to 2020), and President (2009 to 2016), First Industrial
Realty Trust, owner and operator of industrial properties; Chair of the
Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Member, Investment Company
Institute Board of Governors (2017 to 2019); Member, Independent
Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR
(2018 to present); Director, Boston Properties (2016 to present); Director,
Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2012
[205]
Advisory Board Member, Pipeline Crisis/Winning Strategies, a
collaborative working to improve opportunities for young African
Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE Equity Index 500 Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Paul F. McBride
(1956)
2013
[205]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker
(c)
(1966)
2021
[205]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price
Funds.
(c)
Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[205]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
Robert W. Sharps, CFA,
CPA
(b)
(1971)
2017
[0]
Director and Vice President, T. Rowe Price; Director, Price Investment
Management; Chief Executive Officer and President, T. Rowe Price
Group, Inc.; Vice President, T. Rowe Price Trust Company
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Equity Index 500 Fund

OFFICERS
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA
(1972)
2022
[205]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
(a)
All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective February 3, 2022, Mr. Sharps resigned from his role as an interested director of the Price
Funds.
Name (Year of Birth)
Position Held With Index Trust Principal Occupation(s)
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019);
Senior Vice President and Senior Counsel, Pacific
Investment Management Company LLC (to 2017)
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President,
and Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management,
T. Rowe Price, Price International, and T. Rowe Price
Trust Company
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director,
Invesco Ltd. (to 2021); Vice President, Oppenheimer
Funds, Inc. (to 2019)
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Equity Index 500 Fund

Name (Year of Birth)
Position Held With Index Trust Principal Occupation(s)
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Michael K. Sewell (1982)
Executive Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Neil Smith (1972)
President
Vice President, Price Hong Kong, Price Japan, Price
Singapore, T. Rowe Price Group, Inc., and Price
International
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice
President, Price Investment Management; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust
Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. Rowe Price Investment Services, Inc. | 100 East Pratt Street | Baltimore, MD 21202-1009
You have many
investment goals.
Explore products and services that can help
you achieve them.
Whether you want to put away more money for retirement, for a child’s education, or for other priorities, we have solutions for you. See how we can help you accomplish the investment goals that are important to you.
RETIREMENT
IRAs: Traditional, Roth,
Rollover/Transfer, or
Brokerage
Small Business Plans
help minimize taxes,
maximize savings
T. Rowe Price
®
ActivePlus Portfolios
1
for online investing
powered by experts
GENERAL INVESTING
Individual or Joint
Tenant
Brokerage
2
offers
access to stocks, ETFs,
bonds, and more
Gifts and transfers to a
child (UGMA/UTMAs)
Trust
Transfer on Death
COLLEGE SAVINGS
T. Rowe Price-managed
529 plans offer tax-
advantaged solutions
for families saving
money for college
tuition and education-
related expenses
Visit troweprice.com/broadrange
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
All mutual funds are subject to market risk, including possible loss of principal. Investing internationally involves special risks including economic and political uncertainty and currency fluctuation.
1
The T. Rowe Price
®
ActivePlus Portfolios is a discretionary investment management program provided by
T. Rowe Price Advisory Services, Inc., a registered investment adviser under the Investment Advisers Act of
1940. Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
T. Rowe Price Advisory Services, Inc., and T. Rowe Price Investment Services, Inc., are affiliated companies.
2
Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
F50-050 2/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$21,734	$21,172
Audit-Related Fees	-	-
Tax Fees	-	1,540
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1)  The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,037,000 and $3,732,000, respectively.

(h)  All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)  The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.   Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Index Trust, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 16, 2023